Exhibit 99.2

THERMA-WAVE, INC.

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

      I, Boris Lipkin, in my capacity as Chief Executive Officer of Therma-Wave, Inc., a Delaware corporation (“Therma-Wave”), and in connection with the Quarterly Report of Therma-Wave on Form 10-Q/A for the period ended September 29, 2002 as filed with the Securities and Exchange Commission (the “Report”), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

/s/ BORIS LIPKIN

Boris Lipkin
President and Chief Executive Officer

May 5, 2003

THERMA-WAVE, INC.

CERTIFICATION PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

      I, L. Ray Christie, in my capacity as Chief Financial Officer of Therma-Wave, Inc., a Delaware corporation (“Therma-Wave”), and in connection with the Quarterly Report of Therma-Wave on Form 10-Q/A for the period ended September 29, 2002 as filed with the Securities and Exchange Commission (the “Report”), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

/s/ L. RAY CHRISTIE

L. Ray Christie
Chief Financial Officer

May 5, 2003